Exhibit V

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST

The undersigned, Charles Forsman, having received valuable consideration from Exchange Place Capital Partners, L.L.C. ("Exchange Place") the receipt and adequacy of which is hereby acknowledged, hereby irrevocably appoints Exchange Place as attorney-in-fact and proxy, with full power of substitution, to vote all of the shares of common stock of Systems Assurance Corporation, A Delaware corporation, (the "Company"), which the undersigned is entitled to bote at any and all special or annula shareholder meetings or through a written consent of the shareholders, in its sole discretion on (i) up to a 350 to 1 reverse split of the Company's issued and outstanding common stock, (ii) the election of new directors of the Company, and (iii) a proposed merger candidate which meets the minimum lisitng requirements as to assets and shareholders' equity to be listed on the National Association of Security Dealaers Automatic Quotation System ("NASDAQ"). The proxy shall be effective for a period commencing upon signing and expiring on September 1, 1996; provided that, at the option of Exchange Place, this proxy may be extended for 30 day increments by the payment of additional consideration as agreed to under the Agreement dated April 15, 1996, by and between the Company, Exchange Place, the undersigned and other individuals who are principal shareholders of the Company.

In connection with the granting of this Proxy, the undersigned represents the following:

(1) The undersigned is the holder of 619,964 shares of common stock of the Company, of record and beneficially, and has not granted any other proxies with respect to such shares which are not revoked by this Proxy and intends for all such shares to be covered by this Proxy.

(2) The undersigned agrees to provide such confirmations of this Proxy as Exchange Place, or its substitutes deem necessary.

This Proxy and power of attorney is expressly intended by the undersigned to be coupled with an interest, shall be irrevocable during the term hereof, and shall survive the death of the undersigned and the conveyance by the undersigned of any all interest in the shres of the Company held by him.

Dated:   April 15, 1996

Charles Forsman

/s/ Charles Forsman
Signature


________________________
Signature (if held jointly)
Print Name ________________________

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST

The undersigned, William E. Chipman, Sr., having received valuable consideration from Exchange Place Capital Partners, L.L.C. ("Exchange Place") the receipt and adequacy of which is hereby acknowledged, hereby irrevocably appoints Exchange Place as attorney-in-fact and proxy, with full power of substitution, to vote all of the shares of common stock of Systems Assurance Corporation, A Delaware corporation, (the "Company"), which the undersigned is entitled to bote at any and all special or annula shareholder meetings or through a written consent of the shareholders, in its sole discretion on (i) up to a 350 to 1 reverse split of the Company's issued and outstanding common stock, (ii) the election of new directors of the Company, and (iii) a proposed merger candidate which meets the minimum lisitng requirements as to assets and shareholders' equity to be listed on the National Association of Security Dealaers Automatic Quotation System ("NASDAQ"). The proxy shall be effective for a period commencing upon signing and expiring on September 1, 1996; provided that, at the option of Exchange Place, this proxy may be extended for 30 day increments by the payment of additional consideration as agreed to under the Agreement dated April 15, 1996, by and between the Company, Exchange Place, the undersigned and other individuals who are principal shareholders of the Company.

In connection with the granting of this Proxy, the undersigned represents the following:

(1) The undersigned is the holder of 6,199,650 shares of common stock of the Company, of record and beneficially, and has not granted any other proxies with respect to such shares which are not revoked by this Proxy and intends for all such shares to be covered by this Proxy.

(2) The undersigned agrees to provide such confirmations of this Proxy as Exchange Place, or its substitutes deem necessary.

This Proxy and power of attorney is expressly intended by the undersigned to be coupled with an interest, shall be irrevocable during the term hereof, and shall survive the death of the undersigned and the conveyance by the undersigned of any all interest in the shres of the Company held by him.

Dated:   April 15, 1996

William E. Chipman, Sr.

/s/ William E. Chipman, Sr.
Signature


________________________
Signature (if held jointly)
Print Name  ________________________

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST

The undersigned, Barry R. Sharer, having received valuable consideration from Exchange Place Capital Partners, L.L.C. ("Exchange Place") the receipt and adequacy of which is hereby acknowledged, hereby irrevocably appoints Exchange Place as attorney-in-fact and proxy, with full power of substitution, to vote all of the shares of common stock of Systems Assurance Corporation, A Delaware corporation, (the "Company"), which the undersigned is entitled to bote at any and all special or annula shareholder meetings or through a written consent of the shareholders, in its sole discretion on (i) up to a 350 to 1 reverse split of the Company's issued and outstanding common stock, (ii) the election of new directors of the Company, and (iii) a proposed merger candidate which meets the minimum lisitng requirements as to assets and shareholders' equity to be listed on the National Association of Security Dealaers Automatic Quotation System ("NASDAQ"). The proxy shall be effective for a period commencing upon signing and expiring on September 1, 1996; provided that, at the option of Exchange Place, this proxy may be extended for 30 day increments by the payment of additional consideration as agreed to under the Agreement dated April 15, 1996, by and between the Company, Exchange Place, the undersigned and other individuals who are principal shareholders of the Company.

In connection with the granting of this Proxy, the undersigned represents the following:

(1) The undersigned is the holder of 1,549,913 shares of common stock of the Company, of record and beneficially, and has not granted any other proxies with respect to such shares which are not revoked by this Proxy and intends for all such shares to be covered by this Proxy.

(2) The undersigned agrees to provide such confirmations of this Proxy as Exchange Place, or its substitutes deem necessary.

This Proxy and power of attorney is expressly intended by the undersigned to be coupled with an interest, shall be irrevocable during the term hereof, and shall survive the death of the undersigned and the conveyance by the undersigned of any all interest in the shres of the Company held by him.

Dated:   April 15, 1996

Barry R. Sharer

/s/ Barry R. Sharer
Signature


________________________
Signature (if held jointly)
Print Name  ________________________

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST

The undersigned, Thomas R. Petree, having received valuable consideration from Exchange Place Capital Partners, L.L.C. ("Exchange Place") the receipt and adequacy of which is hereby acknowledged, hereby irrevocably appoints Exchange Place as attorney-in-fact and proxy, with full power of substitution, to vote all of the shares of common stock of Systems Assurance Corporation, A Delaware corporation, (the "Company"), which the undersigned is entitled to bote at any and all special or annula shareholder meetings or through a written consent of the shareholders, in its sole discretion on (i) up to a 350 to 1 reverse split of the Company's issued and outstanding common stock, (ii) the election of new directors of the Company, and (iii) a proposed merger candidate which meets the minimum lisitng requirements as to assets and shareholders' equity to be listed on the National Association of Security Dealaers Automatic Quotation System ("NASDAQ"). The proxy shall be effective for a period commencing upon signing and expiring on September 1, 1996; provided that, at the option of Exchange Place, this proxy may be extended for 30 day increments by the payment of additional consideration as agreed to under the Agreement dated April 15, 1996, by and between the Company, Exchange Place, the undersigned and other individuals who are principal shareholders of the Company.

In connection with the granting of this Proxy, the undersigned represents the following:

(1) The undersigned is the holder of 1,549,913 shares of common stock of the Company, of record and beneficially, and has not granted any other proxies with respect to such shares which are not revoked by this Proxy and intends for all such shares to be covered by this Proxy.

(2) The undersigned agrees to provide such confirmations of this Proxy as Exchange Place, or its substitutes deem necessary.

This Proxy and power of attorney is expressly intended by the undersigned to be coupled with an interest, shall be irrevocable during the term hereof, and shall survive the death of the undersigned and the conveyance by the undersigned of any all interest in the shres of the Company held by him.

Dated:   April 15, 1996

Thomas R. Petree

/s/ Thomas R. Petree
Signature


________________________
Signature (if held jointly)
Print Name  ________________________

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST

The undersigned, James C. Wagner, having received valuable consideration from Exchange Place Capital Partners, L.L.C. ("Exchange Place") the receipt and adequacy of which is hereby acknowledged, hereby irrevocably appoints Exchange Place as attorney-in-fact and proxy, with full power of substitution, to vote all of the shares of common stock of Systems Assurance Corporation, A Delaware corporation, (the "Company"), which the undersigned is entitled to bote at any and all special or annula shareholder meetings or through a written consent of the shareholders, in its sole discretion on (i) up to a 350 to 1 reverse split of the Company's issued and outstanding common stock, (ii) the election of new directors of the Company, and (iii) a proposed merger candidate which meets the minimum lisitng requirements as to assets and shareholders' equity to be listed on the National Association of Security Dealaers Automatic Quotation System ("NASDAQ"). The proxy shall be effective for a period commencing upon signing and expiring on September 1, 1996; provided that, at the option of Exchange Place, this proxy may be extended for 30 day increments by the payment of additional consideration as agreed to under the Agreement dated April 15, 1996, by and between the Company, Exchange Place, the undersigned and other individuals who are principal shareholders of the Company.

In connection with the granting of this Proxy, the undersigned represents the following:

(1) The undersigned is the holder of 2,479,860 shares of common stock of the Company, of record and beneficially, and has not granted any other proxies with respect to such shares which are not revoked by this Proxy and intends for all such shares to be covered by this Proxy.

(2) The undersigned agrees to provide such confirmations of this Proxy as Exchange Place, or its substitutes deem necessary.

This Proxy and power of attorney is expressly intended by the undersigned to be coupled with an interest, shall be irrevocable during the term hereof, and shall survive the death of the undersigned and the conveyance by the undersigned of any all interest in the shres of the Company held by him.

Dated:   April 15, 1996

James C. Wagner

/s/ James C. Wagner
Signature


________________________
Signature (if held jointly)
Print Name  ________________________

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST

The undersigned, AAH Development Company, having received valuable consideration from Exchange Place Capital Partners, L.L.C. ("Exchange Place") the receipt and adequacy of which is hereby acknowledged, hereby irrevocably appoints Exchange Place as attorney-in-fact and proxy, with full power of substitution, to vote all of the shares of common stock of Systems Assurance Corporation, A Delaware corporation, (the "Company"), which the undersigned is entitled to bote at any and all special or annula shareholder meetings or through a written consent of the shareholders, in its sole discretion on (i) up to a 350 to 1 reverse split of the Company's issued and outstanding common stock, (ii) the election of new directors of the Company, and (iii) a proposed merger candidate which meets the minimum lisitng requirements as to assets and shareholders' equity to be listed on the National Association of Security Dealaers Automatic Quotation System ("NASDAQ"). The proxy shall be effective for a period commencing upon signing and expiring on September 1, 1996; provided that, at the option of Exchange Place, this proxy may be extended for 30 day increments by the payment of additional consideration as agreed to under the Agreement dated April 15, 1996, by and between the Company, Exchange Place, the undersigned and other individuals who are principal shareholders of the Company.

In connection with the granting of this Proxy, the undersigned represents the following:

(1) The undersigned is the holder of 3,500,000 shares of common stock of the Company, of record and beneficially, and has not granted any other proxies with respect to such shares which are not revoked by this Proxy and intends for all such shares to be covered by this Proxy.

(2) The undersigned agrees to provide such confirmations of this Proxy as Exchange Place, or its substitutes deem necessary.

This Proxy and power of attorney is expressly intended by the undersigned to be coupled with an interest, shall be irrevocable during the term hereof, and shall survive the death of the undersigned and the conveyance by the undersigned of any all interest in the shres of the Company held by him.

Dated:   April 15, 1996

AAH Development Company

/s/ James C. Wagner
Signature


________________________
Signature (if held jointly)
Print Name  ________________________